MINING PROPERTIES, LAND AND WATER RIGHTS	12 Months Ended
Dec. 31, 2015
MINING PROPERTIES, LAND AND WATER RIGHTS
MINING PROPERTIES, LAND AND WATER RIGHTS

NOTE 4 — MINING PROPERTIES, LAND AND WATER RIGHTS

We currently have interests in two mining properties that are the primary focus of our operations, the Mt. Hope Project and the Liberty Project.  We also have certain other, non-core, mining properties that are being evaluated for future development or sale.

The Mt. Hope Project.  We are currently in the process of developing the Mt. Hope Project.  In January 2014, the Company published an updated Technical Report on the Mt. Hope Project using Canadian Instrument NI 43-101 guidelines, which provided data on the viability and expected economics of the project.  Based on the findings in the study, on a 100% basis, we reported 1.4 billion pounds of contained (1.2 billion pounds recoverable) molybdenum in proven and probable reserves.

Liberty Project.  We are currently in the process of exploration and evaluation of the Liberty Project.  In July 2014, the Company published an updated NI 43-101 compliant pre-feasibility study, which more closely examined the use of existing infrastructure and the copper potential of the property.

Other Mining Properties.  We also have mining claims and land purchased prior to 2006 which consist in part of (a) approximately 107 acres of fee simple land in the Little Pine Creek area of Shoshone County, Idaho, (b) six patented mining claims known as the Chicago-London group, located near the town of Murray in Shoshone County, Idaho, (c) 34 unpatented mining claims in Marion County, Oregon, known as the Detroit property and (d) 83 unpatented mining claims in Sanders and Madison County, Montana.

Summary.  The following is a summary of mining properties, land and water rights at December 31, 2015 and 2014 (in thousands):

	At	At
	December 31,	December 31,
	2015	2014
Mt. Hope Project:
Development costs	$169,735	$165,785
Mineral, land and water rights	11,324	11,728
Advance Royalties	29,800	29,300
Total Mt. Hope Project	210,859	206,813
Total Liberty Project	9,695	9,701
Other Properties	81	81
Total	$220,635	$216,595

Development costs and Deposits on project property, plant and equipment

Development costs of $169.7 million include hydrology and drilling costs, expenditures to further the permitting process, capitalized salaries, project engineering costs, and other expenditures required to fully develop the Mt. Hope Project.  Deposits on project property, plant and equipment of $85.7 million represent ongoing progress payments on equipment orders for the custom-built grinding and milling equipment, related electric mill drives, and other processing equipment that require the longest lead times.

Restricted Cash held for Electricity Transmission

In 2008, the LLC paid $12.0 million into an escrow arrangement for electricity transmission services.  The amount represented security for a third party transmission contract that will provide power to the Mt. Hope Project, and was accounted for as restricted cash. As electricity transmission was not delivered to the Mt. Hope Project by December 1, 2014, the LLC worked with the provider to terminate the existing agreement in favor of a future arrangement for transmission under the provider’s network services agreement.  With the agreement, the LLC received a return of approximately $7.9 million in cash net of termination costs, expenses and consideration to the transmission providers, resulting in a loss of $4.3 million to the LLC.  In August 2015, the LLC distributed $6.3 million to Nevada Moly and $1.6 million to POS-Minerals under the terms of the LLC Agreement.